LETTER OF TRANSMITTAL

                              MEDIANEWS GROUP, INC.

                                OFFER TO EXCHANGE
                   6 3/8% SENIOR SUBORDINATED NOTES DUE 2014,
           THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                           FOR ANY AND ALL OUTSTANDING
                    6 3/8% SENIOR SUBORDINATED NOTES DUE 2014
        ($150,000,000 AGGREGATE PRINCIPAL AMOUNT ISSUED JANUARY 26, 2004)

               Pursuant to the Prospectus, dated _______ __, 2004.
       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
           ________________ , 2004, UNLESS EXTENDED (THE "EXPIRATION
              DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M.,
                  NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                BY MAIL:                     BY OVERNIGHT DELIVERY OR HAND:
          The Bank of New York                    The Bank of New York
        Reorganization Unit - 7E                Reorganization Unit - 7E
       101 Barclay Street - 7 East             101 Barclay Street - 7 East
        New York, New York 10286                New York, New York 10286
           Attn: Enrique Lopez                     Attn: Enrique Lopez

                      FACSIMILE TRANSMISSION: 212-298-1915
                          (Eligible Institutions Only)

                       CONFIRM BY TELEPHONE: 212-815-2742
                          (Eligible Institutions Only)

     Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

     The undersigned acknowledges receipt of the Prospectus, dated _______ __, 2004 (the "Prospectus"), of MediaNews Group, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (this "Letter"), which together constitute the offer (the "Exchange Offer" ) to exchange an aggregate principal amount of up to $150,000,000 of the Company's 6 3/8% Senior Subordinated Notes due 2014, that have been registered under the Securities Act of 1933, as amended (the "Securities Act"; such notes, the "Exchange Notes"), for an equal principal amount of the Company's outstanding 6 3/8% Senior Subordinated Notes due 2014 (the "Unregistered Notes"). The Exchange Offer is being made in order to satisfy certain obligations of the Company contained in the Registration Rights Agreement, dated as of January 26, 2004, between the Company and the Initial Purchasers named therein (the "Registration Rights Agreement").

     For each Unregistered Note accepted for exchange, the holder of such Unregistered Note will receive an Exchange Note having a principal amount equal to that of the surrendered Unregistered Note. Interest on each Exchange Note will accrue (A) from the later of (i) the last interest payment date on which interest was paid on the Unregistered Note surrendered in exchange therefor or
(ii) if the Unregistered Note is surrendered for exchange on a date in a period which includes the record date for an interest payment date to occur on or after the date of such exchange and as to which interest will be paid, the date of such interest payment date or (B) if no interest has been paid on such unregistered note, from January 26, 2004. Interest on the Exchange Notes is payable on April 1 and October 1 of each year. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Unregistered Notes of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter is to be completed by a holder of Unregistered Notes if Unregistered Notes are to be forwarded herewith or if a tender of Unregistered Notes, if available, is to be made by book-entry transfer to the account maintained by The Bank of New York (the "Exchange Agent") at The Depository
Trust Company ("DTC") pursuant to the procedure set forth in "The Exchange Offer" section of the Prospectus and an Agent's Message (as defined below) is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by DTC and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), that states that DTC has received an express acknowledgment from a financial institution that is a participant in DTC's systems (a "DTC Participant") tendering Unregistered Notes that are the subject of such Book-Entry Confirmation that such DTC Participant has received and agrees to be bound by this Letter, and that the Company may enforce this Letter against such DTC Participant. Holders of Unregistered Notes
(i) whose Unregistered Notes are not immediately available, (ii) who cannot deliver their Unregistered Notes, this Letter or any other required documents to the Exchange Agent prior to the expiration date, or (iii) the procedures for book-entry transfer cannot be completed on a timely basis, must tender their Unregistered Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Unregistered Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Unregistered Notes should be listed on a separate signed schedule affixed hereto.

--------------------------------------------------------------------------------
                        DESCRIPTION OF UNREGISTERED NOTES
--------------------------------------------------------------------------------
                                           AGGREGATE PRINCIPAL  PRINCIPAL AMOUNT
                                                   AMOUNT          TENDERED**
   NAME(S) AND ADDRESS(ES)    CERTIFICATE    OF UNREGISTERED
   OF REGISTERED HOLDER(S)     NUMBER(S)*        NOTE(S)

---------------------------- ------------- -------------------- ----------------

---------------------------- ------------- -------------------- ----------------

---------------------------- ------------- -------------------- ----------------

---------------------------- ------------- -------------------- ----------------

---------------------------- ------------- -------------------- ----------------
* Need not be completed by Holders of Unregistered Notes being tendered by book-entry transfer (see below).
** Unless otherwise indicated in this column, it will be assumed that all Unregistered Notes represented by certificates delivered to the Exchange Agent are being tendered. See Instruction 1.
|_| CHECK HERE IF TENDERED UNREGISTERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: _________________________________________________

Account Number: ______________________  Transaction Code Number: _______________

By crediting the Unregistered Notes to the Exchange Agent's account at DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent a computer-generated Agent's Message in which the holder of the Unregistered Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in DTC confirms on behalf of itself and the beneficial owners of such Unregistered Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

|_| CHECK HERE IF TENDERED UNREGISTERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s): _______________________________________________

Window Ticket Number (if any): _________________________________________________

Date of Execution of Notice of Guaranteed Delivery: ____________________________

Name of Institution which Guaranteed Delivery: _________________________________

If Delivered by Book-Entry Transfer, Complete the Following:

Account Number: ______________________  Transaction Code Number: _______________
|_| CHECK HERE IF YOU ARE A BROKER-DEALER THAT WILL RECEIVE EXCHANGE NOTES FOR ITS OWN ACCOUNT IN EXCHANGE FOR UNREGISTERED NOTES THAT WERE ACQUIRED AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES. YOU WILL RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: __________________________________________________________________________

Address: _______________________________________________________________________

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of
Unregistered Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Unregistered Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Unregistered Notes as are being tendered hereby.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as Trustee under the Indenture (each as defined in the Prospectus)) with respect to the tendered Unregistered Notes with full power of substitution to (i) deliver certificates for such Unregistered Notes to the Company, or transfer ownership of such Unregistered Notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Unregistered Notes for transfer on the books of the registrar and receive all benefits and otherwise exercise all rights of beneficial ownership of such Unregistered Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Unregistered Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that, (1) any Exchange Notes received by it will be acquired in the ordinary course of its business;
(2) it has and will have no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes in violation of the Securities Act; (3) it is not an "affiliate" (as defined in Rule 405 promulgated under the Securities Act) of the Company; (4) if it is not a broker-dealer, that it is not engaged in and does not intend to engage in, the distribution of Exchange Notes; (5) if it is a broker-dealer that will receive Exchange Notes for its own account in exchange for Unregistered Notes that were acquired as a result of market-making or other trading activities, that it will deliver a prospectus in connection with any resale of such Exchange Notes; and (6) that it is not acting on behalf of any persons or entities who could not truthfully make the foregoing representations.

     The undersigned also acknowledges that this Exchange Offer is being made based upon the Company's understanding of interpretations by the staff of the Securities and Exchange Commission (the "Commission"), set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Unregistered Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) a broker-dealer who acquires such Exchange Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or (ii) any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders are not engaged in, and do not intend to engage in, a distribution of such Exchange Notes and have no arrangement with any person to participate in the distribution of such Exchange Notes. If a holder of Unregistered Notes is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder could not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Unregistered Notes, it represents that the Unregistered Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Unregistered Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal of Tenders" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please credit the Exchange Notes (and, if applicable, any Unregistered Notes delivered through book-entry delivery that are not exchanged) to the account indicated above maintained at DTC. If applicable, unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver substitute certificates representing Unregistered Notes for any Unregistered Notes delivered other than through book-entry delivery that are not exchanged in the name of the undersigned. If applicable, unless otherwise indicated in the box entitled "Special Delivery Instructions" below, please send substitute certificates representing Unregistered Notes for any Unregistered Notes delivered other than through book-entry delivery that are not exchanged to the undersigned at the address shown above in the box entitled "Description of Unregistered Notes".

     THE   UNDERSIGNED,   BY  COMPLETING  THE  BOX  ENTITLED   "DESCRIPTION   OF
UNREGISTERED NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE UNREGISTERED NOTES AS SET FORTH IN SUCH BOX ABOVE.

--------------------------------------   ---------------------------------------
|    SPECIAL ISSUANCE INSTRUCTIONS   |   |    SPECIAL DELIVERY INSTRUCTIONS    |
|      (SEE INSTRUCTIONS 3 AND 4)    |   |      (SEE INSTRUCTIONS 3 AND 4)     |
|      To  be   completed   ONLY  if |   |      To  be   completed   ONLY   if |
| (i) Exchange Notes are to be | | certificates for Unregistered Notes | | delivered by book-entry transfer | | not exchanged are to be sent to |
| to an  account  maintained  at DTC |   | someone  other  than the  person(s) |
| other than the account indicated | | whose signature(s) appear(s) on | | above or if Unregistered Notes | | this Letter below, or to the | | were not tendered by book-entry | | undersigned at an address other |
| transfer, (ii) certificates for | | than shown in the box entitled | | Unregistered Notes not exchanged | | "Description of Unregistered Notes" | | are to be issued in the name of | | on this Letter above. Mail | | and sent to someone other than | | certificates for Unregistered Notes |
| the person(s)  whose  signature(s) |   | to:                                 |
| appear(s)  on this  Letter  below, |   |                                     |
| or    (iii) Unregistered     Notes |   |                                     |
| delivered by  book-entry  transfer |   |                                     |
| which   are   not   accepted   for |   |                                     |
| exchange  are  to be  returned  by |   |                                     |
| credit  to an  account  maintained |   |                                     |
| at  DTC  other  than  the  account |   |                                     |
| indicated above.                   |   |                                     |
|                                    |   |                                     |
| If applicable, issue Unregistered  |   | Names(s):________________________   |
|                                    |   |          (Please Type or Print)     |
| Notes to:                          |   |                                     |
|                                    |   |          ________________________   |
| Names(s):_______________________   |   |          (Please Type or Print)     |
|          (Please Type or Print)    |   |                                     |
|                                    |   | Address: ________________________   |
|          _______________________   |   |                                     |
|          (Please Type or Print)    |   |          ________________________   |
|                                    |   |          (Including Zip Code)       |
| Address: _______________________   |   |                                     |
|                                    |   |                                     |
|          _______________________   |   |                                     |
|          (Including Zip Code)      |   |                                     |
|                                    |   |                                     |
| ________________________________   |   |                                     |
|   Social Security or Employer      |   |                                     |
|      Identification Number         |   |                                     |
|                                    |   |                                     |
|If   applicable,   credit   Exchange|   |                                     |
|Notes and  unexchanged  Unregistered|   |                                     |
|Notes    delivered   by   book-entry|   |                                     |
|transfer  to DTC  account  set forth|   |                                     |
|below.                              |   |                                     |
|                                    |   |                                     |
|Name of Institution:_____________   |   |                                     |
|                                    |   |                                     |
|DTC Account Number:______________   |   |                                     |
--------------------------------------   ---------------------------------------

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR UNREGISTERED NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                PLEASE READ THIS LETTER OF TRANSMITTAL CAREFULLY
                        BEFORE COMPLETING ANY BOX ABOVE.

--------------------------------------------------------------------------------
|                                                                              |
|                               PLEASE SIGN HERE                               |
|                  (TO BE COMPLETED  BY ALL TENDERING HOLDERS)                 |
|                  (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)                 |
|                                                                              |
|Dated:_________________________, 2004                                         |
|                                                                              |
|_________________________________________________________________________     |
|                                                                              |
|_________________________________________________________________________     |
|                        (Signature(s) of Owner) (Date)                        |
|                                                                              |
|Area Code and Telephone Number:______________________________________________ |
|                                                                              |
| If a holder is tendering any Unregistered Notes, this Letter must be| |signed by the registered holder(s) as the name(s) appear(s) on the| |certificate(s) for the Unregistered Notes or by any person(s) authorized to| |become registered holder(s) by endorsements and documents transmitted| |herewith. If signature is by a trustee, executor, administrator, guardian,|
|officer or other  person  acting in a fiduciary  or  representative  capacity,|
|please set forth full title. See Instruction 3.                               |
|                                                                              |
|Name(s):_____________________________________________________________________ |
|                                                                              |
|        _____________________________________________________________________ |
|                            (Please Type or Print)                            |
|                                                                              |
|Capacity:____________________________________________________________________ |
|                                                                              |
|Address:_____________________________________________________________________ |
|                                                                              |
|_____________________________________________________________________________ |
|                             (Including Zip Code)                             |
|                                                                              |
|                              SIGNATURE GUARANTEE                             |
|                        (IF REQUIRED BY INSTRUCTION 3)                        |
|                                                                              |
|Signature(s) Guaranteed by an Eligible Institution:__________________________ |
|                                                     (Authorized Signature)   |
|                                                                              |
|_____________________________________________________________________________ |
|                                    (Title)                                   |
|                                                                              |
|_____________________________________________________________________________ |
|                                (Name and Firm)                               |
|                                                                              |
|Dated:_________________________, 2004                                         |
|                                                                              |
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

       FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE
      6 3/8% SENIOR SUBORDINATED NOTES DUE 2014, THAT HAVE BEEN REGISTERED
         UNDER THE SECURITIES ACT OF 1933, FOR ANY AND ALL OUTSTANDING
                   6 3/8% SENIOR SUBORDINATED NOTES DUE 2014.

1.  DELIVERY OF THIS LETTER AND UNREGISTERED NOTES; GUARANTEED DELIVERY
    PROCEDURES.

     This Letter is to be completed by holders of Unregistered Notes if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. Certificates for all physically tendered Unregistered Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Unregistered Notes tendered hereby must be in integral multiples of $1,000.

     Holders of Unregistered Notes whose certificates for Unregistered Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Unregistered Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the expiration date, the exchange agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (or Agent's Message in lieu thereof) substantially in the form provided by us, by facsimile transmission, mail or hand delivery, setting forth the name and address of the holder, the certificate number(s) of such Unregistered Notes and the principal amount of Unregistered Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the expiration date, this Letter, or a facsimile thereof, together with the certificate(s) representing the Unregistered Notes in proper form for transfer or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) such properly executed Letter, or facsimile thereof (or Agent's Message in lieu thereof), as well as the certificate(s) representing all tendered Unregistered Notes in proper form for transfer and all other documents required by this Letter are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

     The method of delivery of this Letter, the Unregistered Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Unregistered Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

     See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF UNREGISTERED NOTES WHO TENDER BY BOOK-ENTRY TRANSFER).

     If less than all of the Unregistered Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Unregistered Notes to be tendered in the box above entitled "Description of Unregistered Notes--Principal Amount Tendered". A reissued certificate representing the balance of nontendered Unregistered Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Unregistered Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES ON THIS LETTER, BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter is signed by the registered holder of the Unregistered Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Unregistered Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

     If any tendered Unregistered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder of the Unregistered Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, any Unregistered Notes were not tendered by book-entry transfer, or any untendered Unregistered Notes are to be reissued to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered holder of any certificates specified therein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the certificates and the signatures on such certificates must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     Endorsements on certificates for Unregistered Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by any member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or by an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (each, an "Eligible Institution").

     Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Unregistered Notes are tendered: (i) by a registered holder of Unregistered Notes (which term, for purposes of the Exchange Offer, includes any participant in the DTC system whose name appears on a security position listing as the holder of such Unregistered Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

4.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering holders of Unregistered Notes should indicate in the applicable box the name and address to which substitute certificates evidencing Unregistered Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Unregistered Notes tendering Unregistered Notes by book-entry transfer may request that Unregistered Notes not exchanged be credited to such account maintained at DTC as such holder of Unregistered Notes may designate hereon. If no such instructions are given, such Unregistered Notes not exchanged will be returned to the name or address of (or, if applicable, delivered by book-entry delivery to) the person signing this Letter.

5.  TAXPAYER IDENTIFICATION NUMBER.

     Federal income tax law generally requires that a tendering holder whose Unregistered Notes are accepted for exchange must provide the Exchange Agent with such Holders correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number. If a tendering holder does not provide the Exchange Agent with its current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount currently equal to 28% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the Internal Revenue Service.

     Exempt holders of Unregistered Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering holder of Unregistered Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Unregistered Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Exchange Agent a completed applicable Form W-8BEN, W-8ECI, W-8EXP or W-8IMY, as the case may be, signed under penalties of perjury attesting to such exempt status. These forms may be obtained from the Exchange Agent. If the Unregistered Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 1 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Exchange Agent.

6.  TRANSFER TAXES.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Unregistered Notes to it or its order pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of the unregistered notes pursuant to the exchange offer, the amount of any such transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 6, it is not necessary for transfer tax stamps to be affixed to the Unregistered Notes specified in this Letter.

7.  WAIVER OF CONDITIONS.

     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.  NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Unregistered Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Unregistered Notes for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Unregistered Notes nor shall any of them incur any liability for failure to give any such notice.

9.  MUTILATED, LOST, STOLEN OR DESTROYED UNREGISTERED NOTES.

     Any holder whose Unregistered Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (SEE INSTRUCTION 5)

--------------------------------------------------------------------------------
|                                                                              |
|                                  SUBSTITUTE                                  |
|                                   FORM W-9                                   |
|                                                                              |
|       Requestfor Taxpayer Identification Number (TIN) and Certification      |
|              Give form to the requester. Do not send to the IRS.             |
|                                                                              |
|------------------------------------------------------------------------------|
|                                                                              |
|NAME:_________________________________________________________________________|
|                                                                              |
|BUSINESS NAME, IF DIFFERENT FROM ABOVE:_______________________________________|
|                                                                              |
|CHECK APPROPRIATE BOX:    |_| Individual/Sole proprietor    |_| Corporation   |
|                                                                              |
|                          |_| Partnership    |_| Other _______________________|
|                                                                              |
|ADDRESS:  ____________________________________________________________________|
|                                                                              |
|ADDRESS (LINE 2):  ___________________________________________________________|
|                                                                              |
|CHECK THE BOX IF YOU ARE EXEMPT FROM WITHHOLDING   |_|                        |
|                                                                              |
|------------------------------------------------------------------------------|
|                                                                              |
|PART 1 - PLEASE PROVIDE YOUR TIN IN THE BOX BELOW AND CERTIFY BY SIGNING AND  |
|DATING BELOW. For individuals, your TIN is your social security number.       |
|However, for a resident alien, sole proprietor, or disregarded entity, see the| |W-9 Guidelines. For other entities, it is your employer identification number |
|(EIN). If you do not have a number, see HOW TO GET A TIN in the W-9           |
|Guidelines.                                                                   |
|                                                                              |
|Tax Identification Number (SSN or EIN):                                       |
|                                                                              |
|____________________________________________                                  |
|                                                                              |
|NOTE: If the account is in more than one name, see the chart in the W-9       |
|Guidelines on whose number to enter.                                          |
|                                                                              |
|------------------------------------------------------------------------------|
|                                                                              |
|PART 2 - CERTIFICATION                                                        |
|                                                                              |
|Under penalties of perjury, I certify that:                                   |
|                                                                              |
|1. The number shown on this form is my correct taxpayer identification number |
|   (or I am waiting for a number to be issued to me), AND                     |
|                                                                              |
|2. I am not subject to backup withholding because: (A) I am exempt from backup|
|   withholding, or (B) I have not been notified by the Internal Revenue       |
| Service (IRS) that I am subject to backup withholding as a result of a | | failure to report all interest or dividends, or (C) the IRS has notified me|
|   that I am no longer subject to backup withholding, AND                     |
|                                                                              |
|3. I am a U.S. person (including a U.S. resident alien).                      |
|                                                                              |
|CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been | |notified by the IRS that you are currently subject to backup withholding | |because you have failed to report all interest and dividends on your tax |
|return.                                                                       |
|                                                                              |
|Signature ______________________________________   Date _________________     |
|                                                                              |
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENT MADE TO YOU. PLEASE REVIEW THE W-9 GUIDELINES FOR ADDITIONAL DETAILS.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER-- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer.

--------------------- ------------------ --------------------- -----------------
FOR THIS TYPE OF      GIVE THE           FOR THIS TYPE OF      GIVE THE
ACCOUNT:              SOCIAL SECURITY    ACCOUNT:              EMPLOYER
                      NUMBER OF --                             IDENTIFICATION
                                                               NUMBER OF --
--------------------- ------------------ --------------------- -----------------
1.  Individual        The individual.    6. Sole               The owner(3)
                                            proprietorship or
                                            single-owner LLC

2.  Two or more       The actual owner   7. A valid trust,     The legal
    individuals       of the account        estate, or         entity(4)
    (joint account)   or, if combined       pension trust
                      funds, any one of
                      the individuals(1)

3.  Custodian         The minor(2)       8. Corporate or LLC   The corporation
    account of a                            electing
    minor (Uniform                          corporate status
    Gift to Minors                          on Form 8832
    Act)

4.  a. The usual      The grantor-       9. Association,       The organization
       revocable      trustee(1)            club, religious,
       savings trust                        charitable,
       (grantor is                          educational or
       also trustee)                        other tax-exempt
                                            organization
    b. So-called      The actual
       trust account  owner(1)
       that is not
       a legal or
       valid trust
       under state
       law

5.  Sole              The owner(3)       10. Partnership       The partnership
    proprietorship
    or single-owner
    LLC
                                         11. A broker or       The broker or
                                             registered        nominee
                                             nominee

                                         12. Account with      The public
                                             the Department    entity
                                             of Agriculture
                                             in the name of
                                             a public entity
                                             (such as State or
                                             local government,
                                             school district,
                                             or prison) that
                                             receives
                                             agricultural
                                             program payments

(1)List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3)YOU MUST SHOW YOUR INDIVIDUAL NAME, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).
(4)List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

              Section references are to the Internal Revenue Code.

HOW TO GET A TIN                            11. An entity registered at all
If   you   don't    have   a   taxpayer   times during the tax year under the
identification number or you don't know   Investment Company Act of 1940;
your   number,    obtain   Form   SS-5,     12. A common trust fund operated by
Application for a Social Security Card,   a bank under section 584(a);
from   your   local   Social   Security     13. A financial institution;
Administration  office or get this form     14. A middleman known in the
on-line at WWW.SSA.GOV/ONLINE/SS5.HTML.   investment community as a nominee or
You may also get this  form by  calling   custodian; or
1-800-772-1213.  Use  Form W-7 to apply     15. A trust exempt from tax under
for an ITIN (for  resident  aliens  not   section 664 or described in section
eligible  for an  SSN),  or Form  SS-4,   4947.
Application for Employer Identification INTEREST AND DIVIDEND PAYMENTS. All of Number, to apply for an EIN. You can the payees listed above, except for get Forms SS-4 and W-7 from the IRS by that listed in item 9, are exempt from calling 1-800-TAX-FORM or from the IRS backup withholding for interest and
website at WWW.IRS.GOV.                   dividend payments.
                                          BROKER TRANSACTIONS. All of the payees
If you are asked to  complete  Form W-9   listed  in  items  1  through  13  are
but do not have a TIN, write "Applied exempt if the payment is for broker For" in the space for the TIN, sign and transactions. A person registered date the form, and give it to the under the Investment Advisors Act of requester. For interest and dividend 1940 who regularly acts as a broker is
payments,  and  certain  payments  made   also exempt.
with respect to readily tradable PAYMENTS REPORTABLE UNDER SECTIONS instruments, generally you will have 60 6041 AND 6041A. These payments are days to get a TIN and give it to the generally exempt from backup
requester  before  your are  subject to   withholding  only if  made  to  payees
backup  withholding  on  payments.  The   listed in items 1 through 7.
60-day  rule  does  not  apply to other   BARTER   EXCHANGE   TRANSACTIONS   AND
types of payments. You will be subject PATRONAGE DIVIDENDS. Only payees to backup withholding on all such listed in items 1 through 5 are exempt payments until you provide your TIN to from backup withholding on these
the requester.                            payments.

NOTE:  Writing "Applied For" means that   Exempt Payees  described  above should
you have already applied for a TIN OR file a Substitute Form W-9 to avoid that you intend to apply for one soon. possible erroneous backup withholding.
                                          EXEMPT  PAYEES   SHOULD   FURNISH  THE
NONRESIDENT ALIEN WHO BECOMES A           APPROPRIATE  TIN,  CHECK  THE  BOX FOR
RESIDENT ALIEN                            TAXPAYERS     EXEMPT    FROM    BACKUP
Generally,  only  a  nonresident  alien   WITHHOLDING,  AND SIGN AND  RETURN THE
individual  may use the  terms of a tax   FORM TO THE PAYER.
treaty to reduce or eliminate  U.S. tax
on certain  types of  income.  However,   PRIVACY ACT NOTICE
most tax treaties contain a provision Section 6109 requires a payee to give known as a "saving clause." Exceptions his or her correct TIN to persons who specified in the saving clause may must file information returns with the permit an exemption from tax to IRS to report interest, dividends, and continue for certain types of income certain other income paid to the even after the recipient has otherwise payee, mortgage interest paid by the
become a U.S.  resident  alien  for tax   payee,  the acquisition or abandonment
purposes.                                 of secured  property,  cancellation of
                                          debt, or contributions  made to an IRA
If you are a U.S. resident alien who is or Archer MSA. The IRS uses the relying on an exception contained in numbers for identification purposes the saving clause of a tax treaty to and to help verify the accuracy of tax claim an exemption from U.S. tax on returns. The IRS may also provide this certain types of income, you must information to the Department of
attach a statement  that  specifies the   Justice   for   civil   and   criminal
following five items:                     litigation, and to cities, states, and
  1. The treaty country. Generally,       the  District of Columbia to carry out
this must be the same treaty under        their  tax  laws.  The  IRS  may  also
which you claimed exemption from tax as   disclose  this  information  to  other
a nonresident alien.                      countries  under  a Tax  Treaty  or to
  2. The treaty article addressing the    Federal and state  agencies to enforce
income.                                   Federal  nontax  criminal  laws and to
  3. The article number (or location)     combat terrorism.
in the tax treaty that contains the
saving clause and its exceptions.         Payees    must    provide     taxpayer
  4. The type and amount of income that identification numbers whether or not qualifies for the exemption from tax. they are required to file a tax
  5. Sufficient facts to justify the return. Payers must generally withhold exemption from tax under the terms of 28% of taxable interest, dividend, and
the treaty article.                       certain other  payments to a payee who
                                          does   not    furnish    a    taxpayer
PAYEES EXEMPT FROM BACKUP WITHHOLDING     identification   number  to  a  payer.
Backup  withholding  is not required on   Certain penalties may also apply.
any  payments  made  to  the  following
payees:                                   PENALTIES
  1. An organization exempt from tax      (1)  FAILURE TO FURNISH TIN. If a
under section 501(a), any IRA, or a            payee fails to furnish the
custodial account under section                correct TIN to a payer, he or she
403(b)(7) if the account satisfies the         is subject to a penalty of $50
requirements of section 401(f)(2);             for each such failure unless the
  2. The United States or any of its           failure is due to reasonable
agencies or instrumentalities;                 cause and not to willful neglect.
  3. A state, the District of Columbia,   (2)  CIVIL PENALTY FOR FALSE
a possession of the United States, or          INFORMATION WITH RESPECT TO
any of their political subdivisions or         WITHHOLDING A payee who makes
instrumentalities;                             false statements with no
  4. A foreign government or any of its        reasonable basis that results in
political subdivisions, agencies, or           no backup withholding is subject
instrumentalities; or                          to a $500 penalty.
  5. An international organization or     (3)  CRIMINAL PENALTY FOR FALSIFYING
any of its agencies or                         INFORMATION Willfully falsifying
instrumentalities.                             certifications or affirmations
                                               may subject a payee to criminal
Payments made to the  following  payees        penalties including fines and/or
MAY BE EXEMPT from backup withholding:         imprisonment.
  6. A corporation;                       (4)  MISUSE OF TINS. If the payer
  7. A foreign central bank of issue;          discloses or uses TINs in
  8. A dealer in securities or                 violation of Federal law, the
commodities required to register in the        payer may be subject to civil and
United States, the District of                 criminal penalties.
Columbia, or a possession of the United
States;                                   FOR ADDITIONAL INFORMATION CONTACT
  9. A futures commission merchant        YOUR TAX CONSULTANT OR THE INTERNAL
registered with the Commodity Futures     REVENUE SERVICE
Trading commission;
  10. A real estate investment trust;